As filed with the Securities and Exchange Commission on June 11, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-22503

Rochdale Alternative Total Return Fund LLC
(Exact name of registrant as specified in charter)

570 Lexington Avenue
New York, New York 10022-6837
(Address of principal executive offices) (Zip code)

Kurt Hawkesworth
570 Lexington Avenue
New York, New York 10022-6837
(Name and address of agent for service)

(800) 245-9888
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2012

Item 1. Reports to Stockholders.

Rochdale Alternative Total Return Fund
Semi-Annual Report

March 31, 2012

Dear Fellow Shareholders,

The Rochdale Alternative Total Return Fund (“RATRF” or the “Fund”) invests in a diversified pool of investment grade rated life insurance policies.1  The Fund’s objective is to create a diversified portfolio of life insurance policies that is expected to provide attractive returns, low volatility, and low correlation to the equity market.  The benefit of this Fund to investors is the value of having access to an asset class with expected low economic risk, and the potential to generate strong risk-adjusted long-term returns.

As of March 31, 2012, the Fund invested in 24 policies, at a total investment cost of $19,487,329.  The face values of these policies was $154,034,152.  When acquiring these policies, Rochdale and its partner All Financial, undertake a rigorous review of many variables to determine the appropriate acquisition price.  Some of the variables included in the decision process are; the life expectancy of the insured based on independent actuarial estimates, the insurance premium payments, the terms and type of the insurance policy, and the expected internal rate of return.

Since originating the Fund, we have been disciplined in our selection of the policies acquired and the prices we have been willing to pay.  As such, we are satisfied that RATRF has acquired these initial policies at values within the parameters established to meet our expectations for returns of 12% over the life of the Fund.

For the six months ended March 31, 2012, the Fund returned 4.20% with an annual standard deviation of return of 1.50% versus 16.67% for the S&P 500, which was well within the Fund’s objective to be less than 30% of the average annual return of the Standard & Poor’s 500-stock index.  Since then we have had two positive developments in which the Fund realized gains on underlying policies.  In one case the policy matured, and in the other case, the insurance company reacquired the policy.  The net impact of these unanticipated events resulted in a realized gain of 25% in the NAV for the Fund as of April 30, 2012.  While we are pleased with the outcome, these developments are not normal nor should they be considered indicative of an expected trend.

Going forward, new policy investment opportunities look promising from a rate of return projection.  Moreover, the recent rekindling of market worries on European sovereign debt provides a good reminder of the important diversifying role alternative fixed investments such as RATRF can play in a portfolio.  Indeed, with volatility in equity and traditional fixed income markets likely to remain high over the foreseeable future, we believe the inclusion of RATRF in portfolios can provide potential benefit since this investment has little to no connection to global economic events currently stressing financial markets.

Regards,

Garrett R. D’Alessandro, CFA, CAIA, AIF®
Chief Executive Officer & President

1 It is expected that 90% of the policies will be investment grade level, and 10% may be below.

570 Lexington Avenue, New York, NY 10022-6837 | Tel. 800-245-9888/212-702-3500 | Fax 212-702-3535 | www.rochdale.com

San Francisco                    |                    Orlando                    |                    Dallas                    |                    Richmond

Important Disclosures

Performance quoted represents past performance and is unaudited. Past performance is not indicative of future results.  The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance quoted.  The most recent month-end performance can be obtained by calling 800-245-9800.

An investor should consider carefully the Fund’s investment objectives, risks, charges, and expenses.  The Fund’s Private Offering Memorandum contains this and other important information about the investment, and it may be obtained by calling 800-245-9800.  Please read it carefully before investing.  RIM Securities LLC is the affiliated broker dealer of Rochdale Investment Management LLC and the Distributor of the Fund, 570 Lexington Avenue, New York, NY 10022.

The views expressed herein represent the opinions of Rochdale Investment Management and are subject to change without notice at anytime.  This information should not in any way be construed to be investment, financial, tax, or legal advice or other professional advice or service, and should not be relied on in making any investment or other decisions.

As with all investment strategies, there are risks associated with its implementation.  The Fund’s assets are concentrated in the unregulated insurance industry and any event that materially affects the industry will impact the Fund.  The Fund has exposure to regulatory risk; regulations may change and vary by state.  The policies owned by the Fund only remain in force if the premiums are paid.  If for any reason the premiums aren’t made, the policy will lapse and the Fund will lose ownership; this will reduce the return or create a loss of principal.  Therefore the Fund expects to issue new shares or utilize leverage in its strategy.  While this will be closely monitored and managed by Rochdale, it will increase the overall risk of the portfolio.  The due diligence performed by All Financial Group and Rochdale is a detailed process; however, it is possible that a policy owned by the Fund was obtained by the insured in violation of the terms and conditions of the policy.  If this occurs, the policy will be null and void and no payout will be made, resulting in a loss of principal and reducing the overall portfolio return.

Alternative investments are speculative and entail substantial risks.  There is no guarantee investment objectives will be met.  The pool may perform differently than expected if the insured’s life span is greater or less than what is anticipated.

Certain information may be based on information received from sources Rochdale Investment Management considers reliable; Rochdale Investment Management does not represent that such information is accurate or complete.  Certain statements contained herein may constitute “projections,” “forecasts” and other “forward-looking statements” which do not reflect actual results and are based primarily upon applying retroactively a hypothetical set of assumptions to certain historical financial information.  Any opinions, projections, forecasts and forward-looking statements presented herein are valid only as of the date of this document and are subject to change.

Rochdale Alternative Total Return Fund LLC

Financial Statements

March 31, 2012

Rochdale Alternative Total Return Fund LLC

Financial Statements

March 31, 2012

Rochdale Alternative Total Return Fund LLC

Statement of Assets, Liabilities and Members’ Capital

March 31, 2012 (Unaudited)

ASSETS
Investments, at fair value method (cost $25,492,813)	$35,612,860
Interest receivable	86
Prepaid expenses	1,032,018
Total assets	36,644,964

LIABILITIES AND MEMBERS’ CAPITAL
Payable to advisor	60,355
Accrued audit fees	18,065
Accrued fund accounting and fund administration fees	12,460
Accrued legal fees	52,717
Accrued expenses and other liabilities	6,261
Total liabilities	149,858

TOTAL MEMBERS’ CAPITAL	$36,495,106

ANALYSIS OF MEMBERS’ CAPITAL

Member capital units outstanding
(Unlimited number of units authorized, no par value)	34,323

Net asset value per unit (members’ capital/units outstanding)	$1,063.30

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Statement of Operations

Six Months Ended March 31, 2012 (Unaudited)

INVESTMENT INCOME
Interest Income	$112

EXPENSES
Management fees	277,356
Legal fees	70,266
Fund accounting and fund administration fees	40,089
Service fees	39,622
Audit fees	27,176
Directors fees	8,128
Registration expense	6,268
Insurance expense	3,676
Custody fees	1,525
Other expenses	648
Total Expenses	474,754

Add expenses recouped (see Note 2 and Note 5)	29,801

Net Expenses	504,555

Net Investment Loss	(504,443)

UNREALIZED GAIN ON INVESTMENTS

Net change to fair value on life settlement contracts, net of premiums paid and continuing costs	1,868,390

Net Unrealized Gain on Investments	1,868,390

Net Increase in Members’ Capital Resulting from Operations	$1,363,947

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Statement of Changes in Members’ Capital

	Six Months Ended March 31, 2012 (1)	Period January 4, 2011 (commencement of operations) to September 30, 2011
FROM OPERATIONS
Net investment loss	$(504,443)	$(540,091)
Net realized gain on investments	-	753,392
Net change to fair value on life settlement contracts, net of premiums paid and continuing costs	1,868,390	402,245

Net Increase in Members’ Capital Resulting from Operations	1,363,947	615,546

INCREASE (DECREASE) FROM TRANSACTIONS IN MEMBERS’ CAPITAL
Proceeds from sales of members’ capital units	5,495,000	28,981,750
Payments for purchases of members’ capital units	(32,454)	(28,683)

Net Proceeds of Members’ Capital Units	5,462,546	28,953,067

Total Increase in Members’ Capital	6,826,493	29,568,613

MEMBERS’ CAPITAL
Beginning of period	29,668,613	100,000

End of period	$36,495,106	$29,668,613

(1) Unaudited.

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Statement of Cash Flows

Six Months Ended March 31, 2012 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members’ capital resulting from operations	$1,363,947
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash used in operating activities:
Purchases of life settlement contracts	(12,511,329)
Purchases of money market fund	(5,467,950)
Sales of money market fund	16,820,060
Net change to fair value on life settlement contracts, net of premiums paid and continuing costs	(1,868,390)
Premiums and continuing costs paid on life settlement contracts	(3,381,972)
Change in Operating Assets and Liabilities:
Interest receivable	(86)
Prepaid expenses	(469,396)
Payable to advisor	14,603
Accrued audit fees	(5,124)
Accrued fund accounting and fund administration fees	(802)
Accrued legal fees	47,717
Accrued expenses and other liabilities	(3,824)

Net cash used in operating activities	(5,462,546)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of members’ capital units	5,495,000
Payments for purchases of members’ capital units	(32,454)

Net cash from financing activities	5,462,546

Net change in cash and cash equivalents	-

CASH AND CASH EQUIVALENTS
Beginning of period	-

End of period	$-

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Schedule of Investments

March 31, 2012 (Unaudited)

	Date	Percentage of
	Acquired	Members’ Capital	Principal Amount	Cost	Fair Value
Long-Term Investments1, 2, 3, 4:

Life Settlement Contracts

American General Life #U100	Apr-11	4.1%	$600,000	$600,000	$1,487,150
Americal General Life #UM00	Feb-11	0.6	100,000	100,000	223,299
AXA Equitable Life #1572	Feb-11	3.5	535,000	535,000	1,291,190
Beneficial Life #BL22	Jun-11	0.8	75,000	75,000	292,993
John Hancock Life #9373	Jun-11	4.8	1,011,000	1,011,000	1,743,613
John Hancock Life #9379	Feb-11	3.8	550,000	550,000	1,377,111
John Hancock Life #9381	Nov-11	4.3	1,100,000	1,100,000	1,555,427
John Hancock Life #9390	May-11	3.3	670,000	670,000	1,203,269
John Hancock Life #9448	Aug-11	1.7	375,000	375,000	615,293
John Hancock Life #9359	Nov-11	4.0	1,311,193	1,311,193	1,474,396
Lincoln Benefit Life #9330	Nov-11	8.0	2,538,566	2,538,566	2,906,402
Lincoln National Life #JJ70	May-11	2.2	320,000	320,000	823,421
Massachusetts Mutual Life #1560	May-11	8.6	1,700,000	1,700,000	3,141,553
Massachusetts Mutual Life #1563	Feb-11	1.7	40,000	40,000	621,261
New York Life and Annuity #4757	Nov-11	6.0	2,011,522	2,011,522	2,193,228
New York Life and Annuity #5673	Nov-11	4.3	1,298,464	1,298,464	1,565,085
Pacific Life #7850	Jul-11	0.7	120,000	120,000	250,519
Penn Mutual Life #8193	Mar-11	1.4	280,000	280,000	532,106
PHL Life #8499	Aug-11	0.9	147,500	147,500	312,689
PHL Life #8509	Aug-11	0.9	147,500	147,500	312,689
PHL Variable Life #6161	Nov-11	9.1	3,021,609	3,021,609	3,335,303
Phoenix Life #5555	Jan-12	0.8	1,000	1,000	278,268
Reliastar/ING #2047	Mar-11	1.7	305,000	305,000	627,754
Security Life of Denver #3394	Nov-11	3.9	1,228,975	1,228,975	1,443,357

Total Long-Term Investments		81.1%	$19,487,329	$19,487,329	$29,607,376

Short-Term Investment

Money Market Fund
First American Government Obligations Fund, 0.02% 5		16.5%	$6,005,484	$6,005,484	$6,005,484

Total Investments		97.6%	$25,492,813	$25,492,813	$35,612,860

1 Illiquid securities.
2 Fair valued by Valuation Committee as delegated by the Fund’s Board of Managers using the fair value method.
3 All investments are non-income producing.
4 Restricted securities.
5 7-Day Yield.

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Schedule of Investments (Continued)

March 31, 2012 (Unaudited)

Investment Breakdown
(as a % of total investments)

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

1.	Organization

Rochdale Alternative Total Return Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end, non-diversified, management investment company.  The Fund was formed and received its initial seed capital in 2010, and commenced operations on January 4, 2011.  The Fund’s investment objective is to seek long-term capital appreciation through the purchase of life settlement contracts (“Policies”) at a discount to face value.  The life expectancy of the insureds covered by the Policies held by the Fund is expected to range from 1 to 10 years.

The Fund is managed by the Board of Managers (the “Board”) and by Rochdale Investment Management LLC (the “Advisor”), an investment adviser registered under the Investment Advisers Act of 1940, as amended, to serve as the Advisor for the Fund.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  The most significant estimates are those related to the fair value of investments.  Accordingly, actual results could differ from those estimates.

Investments Valuation

Life Settlement Contracts

Investments in life settlement contracts are carried at fair value.  The Fund will normally pursue its investment objective by investing substantially all of its assets in life insurance policies and interests related thereto purchased through life settlement transactions (collectively, “Policies”).  The Advisor has wide discretion in determining the Policies in which the Fund will invest.  Policies may include, without limitation, whole, universal, variable universal, term, variable term, survivorship, group, and other types of life insurance policies.

While it is anticipated that the Fund will endeavor to purchase complete ownership interests in each Policy in which it invests, the Fund may also purchase partial ownership interests in any particular Policy when the Advisor believes that such a purchase is appropriate.  The

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

2.     Significant Accounting Policies (continued)

Investments Valuation (continued)

Life Settlement Contracts (continued)

Fund may also purchase interests in pools of Policies issued by third parties and/or purchase Policies directly from third parties.

The Fund’s Board has approved fair value procedures pursuant to which the Fund values its investments in the Policies using the fair value method of accounting.  The fair value procedures recognize that the Policies are illiquid and that no market currently exists for the Policies.

The Advisor and the Board anticipate that market quotations will not be readily available for the Policies in which the Fund invests.  It is therefore expected that each Policy will be priced by the Fund’s Pricing Committee in accordance with the Fund’s fair value procedures.  Fair value of a security is the amount, as determined by the Advisor in good faith, that the Fund might reasonably expect to receive upon a current sale of the security.  In determining the method to be used to establish the fair value of a Policy, the Fund’s Pricing Committee will consider all appropriate factors relevant to the value of each Policy, which may include, but is not limited to, life insurance pricing models (which generally take into account, among other things, the net death benefit, the life expectancy of the insured and the expense associated with maintaining the policy), proprietary internal rate of return computations, life expectancy tables, specific characteristics of the individual insured, supply and demand conditions within the life settlement market and insurance company credit ratings.  Premiums payable are based on an estimate of minimum premiums on the policy as determined by the investment manager.  Due to the inherent uncertainty of this method of valuation, the estimated values may differ significantly from the value that would have been used had a ready market value for the investment existed, and the difference could be material.

Under the fair value method, the Fund recognizes the initial investment in its Policies at the transaction price.  In subsequent periods, the Fund re-measures the investment in its Policies at fair value in its entirety at each reporting period and recognizes changes in fair value in earnings, less policy premiums paid and continuing costs, in the period in which the changes occur.  Life settlement contracts are included in Level 3 of the fair value hierarchy.

Money Market Fund

The fair value of the money market fund is the net asset value of the mutual fund investment which is calculated on a daily basis.  The money market fund is registered and regulated by the Securities and Exchange Commission (the “SEC”).  The money market fund invests in

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

2.     Significant Accounting Policies (continued)

Investments Valuation (continued)

Money Market Fund (continued)

government obligations, exclusively in short term U.S. government securities.  The money market fund has daily liquidity and is included in Level 1 of the fair value hierarchy.

Fair Value Measurements

The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities (see Note 3).

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

2.     Significant Accounting Policies (continued)

Prepaid Expenses

At March 31, 2012, the Fund’s prepaid expenses consisted primarily of prepaid servicing fees.  Prepaid servicing fees are derived from the origination fees of the Policies.  Of the total origination fees, 80% applies to servicing the Policies and is amortized to expense over a five year period, while the remaining 20% is expensed as incurred.  The origination fees are included in the total cost paid to acquire the Policies and when expensed are part of the continuing costs.

Investment Income Recognition

Purchases and sales of securities are recorded on a trade-date basis.  Interest income is recorded on the accrual basis.  Realized and unrealized gains and losses are included in the determination of income.

Deferred Offering Costs

Offering Costs were capitalized as a deferred charge and amortized to expense over twelve months on a straight-line basis starting with the commencement of operations.  For the six months ended March 31, 2012, the Fund amortized $29,801 in deferred offering costs (see Note 5 – Related Party Transactions – Expense Reimbursement).

Distributions to Members

The Fund does not anticipate making periodic distributions of its net income or gains, if any, to the Members.  Notwithstanding the foregoing, upon the second anniversary of the Fund’s closing, the Board will consider adopting a policy of making distributions to Members on a semi-annual basis in aggregate amounts determined solely by the Board; provided, however, that the Fund will retain amounts necessary to make premium payments on its Policies.  Although the Fund does not expect to realize long-term capital gains except under extraordinary circumstances (such as the sale of all or a substantial portion of the Policies), if it does earn such gains, net gains will either be used to acquire additional Policies, make annual premium payments, or be considered for a full or partial distribution once a year.

Federal Income Taxes

The Fund intends to operate as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.  Each Member is responsible for the tax liability or benefit relating to such Member’s distributive share of taxable income or loss regardless of whether such income is distributed.  Therefore, no federal income tax provision is reflected in the accompanying financial statements.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

2.    Significant Accounting Policies (continued)

Federal Income Taxes (continued)

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund recognizes the effect of tax positions when they are more likely than not of being sustained.  The Fund has concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on its tax returns.  During the six months ended March 31, 2012, there were no distributions from ordinary income for tax purposes.

Fund Expenses

The Fund bears all expenses incurred in its business.  The expenses of the Fund include, but are not limited to, the following: management fees; service fees; legal fees; accounting and auditing fees; custody fees; costs of computing the Fund’s net asset value; expenses of preparing and distributing prospectuses, and any other material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy material; expenses of preparing and filing reports and other documents with government agencies; expenses of Members’ and Board meetings; Member record keeping and Member account services, fees, and disbursements; interest and fees on any borrowings by the Fund; performance allocation fees; the servicer fees; insurance premiums; fees for investor services and other types of expenses as may be approved from time to time by the Board.

The Fund also bears expenses to meet operational needs associated with its investments in the Policies.  These expenses include, but are not limited to, the following:  agent commissions, escrow fees, origination fees, policy review expense fees, premium payments and servicing fees and are included as premiums paid and continuing costs in the changes to fair value on life settlement contracts, net of premiums paid and continuing costs line on the Fund’s Statement of Operations.

Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events, which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to March 31, 2012 (see Note 9).

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

3.	Investments

The following are the classes of investments at March 31, 2012 grouped by the fair value hierarchy for those investments measured at fair value on a recurring basis:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Life Settlement Contracts	$-	$-	$29,607,376	$29,607,376
Short-Term Investment	6,005,484	-	-	6,005,484

Total Investments	$6,005,484	$-	$29,607,376	$35,612,860

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value using significant unobservable inputs (Level 3) during the six months ended March 31, 2012:
Life Settlement Contracts
Balance, September 30, 2011	$11,845,685
Realized gain/(loss)	–
Change in unrealized appreciation/depreciation	5,250,362
Purchases	12,511,329
Sales	–
Balance, March 31, 2012	$29,607,376

During the six months ended March 31, 2012, there were no significant transfers in or out of Level 1, 2 or 3 of the fair value hierarchy.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

3.     Investments (continued)

At March 31, 2012, the Fund had the following investments in life settlement contracts:

Fair Value Method
Year	Number of Contracts	Carrying Value	Premiums Payable	Face Value (Death Benefits)

2013	–	$–	$–	$–
2014	1	3,141,553	1,081,750	5,000,000
2015	1	1,203,269	878,500	3,000,000
2016	–	–	–	–
2017	3	6,277,500	6,247,168	22,750,754
Thereafter	19	18,985,054	50,863,831	123,283,398

For the six months ended March 31, 2012, the Fund recognized net unrealized gains of $5,250,362 associated with its investment in the Policies.  The Fund recorded $3,381,972 in premiums paid and continuing expenses associated with its investment in the Policies for the six months ended March 31, 2012.  The net of these amounts are included in the Statement of Operations as net change to fair value on life settlement contracts, net of premiums paid and continuing costs.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in US GAAP and the International Financial Reporting Standards (“IFRS”).  This requirement amends FASB Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with US GAAP and IFRS.  This requirement is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Fund’s financial statements.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies.  In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Managers.  It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.  All of the policies held by the Fund were restricted as of March 31, 2012.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

4.	Concentration of Credit Risk

The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf.  Management monitors the financial institutions and does not anticipate any losses from those counterparties.

5.	Related Party Transactions

Advisory and Services Agreements

The Fund has an Investment Advisory Agreement with the Advisor.  The Advisor is responsible for providing investment advisory management, certain administrative services and conducts relations with the service providers to the Fund.

The Fund pays the Advisor a management fee at an annual rate equal to 1.75% of the Fund’s month-end net assets.  The investment management fee will accrue and be payable monthly.

The Fund has a Services Agreement with the Advisor.  The Fund pays a fee to the Advisor (or its affiliates) at an annual rate of 0.25% of the Fund’s month-end net assets, including assets attributable to the Advisor (or its affiliates).  Services provided include, but are not limited to, handling Member inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between Members and the Fund; assisting in the establishment and maintenance of Member accounts with the Fund; and assisting in the maintenance of Fund records containing Member information.

Expense Recoupment

The Advisor recouped the remaining cumulative amount of $29,801 in offering costs initially paid by the Advisor during the six months ended March 31, 2012.

Performance Allocation

The Fund allocates to the Advisor a performance allocation (“Performance Allocation”) with respect to each Member as of the close of each Allocation Period (date Member is first invested in the Fund until the first to occur of the following: last day of a fiscal year, the Member no longer has an interest in the Fund or the Advisor is no longer entitled to receive the Performance Allocation) as follows: if the “Positive Allocation Change” (Allocation Change is difference between the balance in the Member’s capital account at the start and

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

5.     Related Party Transactions (continued)

Performance Allocation (continued)

close of an Allocation Period) for such Allocation Period for a Member exceeds the “10% Hurdle” (calculated at the end of any Allocation Period, the amount that a Member’s account would have earned if it had achieved a compounded, cumulative rate of 10% per year) for such Member and the amount of any positive balance in such Member’s “High Watermark Account” (memorandum account for each Member which starts at zero and is increased by such Member’s negative Allocation Change and decreased by such Member’s positive Allocation Change), then the performance allocation shall be equal to the sum of (i) 100% of the amount of such Member’s Positive Allocation Change for such Allocation Period until the Advisor receives an amount equal to the 10% Catch-Up Amount (calculated at end of any Allocation Period and is an amount equal to the quotient of 10% Hurdle divided by 80%, less the 10% Hurdle) and (ii) 20% of the amount by which such Member’s Positive Allocation Change for such Allocation Period, if any, exceeds the sum of the amount of the Positive Allocation Change allocated to such Member to satisfy such Member’s 10% Hurdle and the 10% Catch-Up Amount.

For the avoidance of doubt, no Performance Allocation will be made to the Advisor from a Member’s capital account unless and until such Member first receives an allocation of net profits from the Fund sufficient to satisfy such Member’s 10% Hurdle.

6.	Members’ Capital

Pursuant to its Offering Memorandum, the initial price of units of interest (“Units”) for the Fund was $1,000 per Unit.  At March 31, 2012, the Fund had an unlimited number of Units authorized and 34,323 Units outstanding.

Each Member must certify that they are a qualified investor or “accredited investor” under Federal securities law and subscribe for a minimum initial investment in the Fund of $50,000, subject to waiver by the Distributor.  Brokers selling Units may establish higher minimum investment requirements than the Fund and may independently charge transaction fees and additional amounts in return for their services.  The Fund is an illiquid investment and no Member will have the right to require the Fund to redeem their Units.  New Members may be admitted with the consent of the Board.

The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Limited Liability Company Agreement (“Operating Agreement”) of the Fund.  The Units are not redeemable at the option of its Members nor will they be exchangeable for interests of any other fund, as the Fund is a closed-end investment company.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

6.    Members’ Capital (continued)

The net profits or net losses (including, without limitation, the net realized gain or loss and the net change in unrealized appreciation or depreciation of the Policies), less adjustment for any performance allocation to the Advisor, of the Fund are credited to or debited against the capital account of a Member at the end of each fiscal period in accordance with the Member’s pro rata share of the Fund’s capital for the period as of the beginning of the fiscal period.  These credits or debits to a Member’s capital account are in turn reflected in changes in the value of the Member’s Units.  A Member’s pro rata portion of the Fund’s capital will be determined by dividing the value of the Member’s Units by the total value of the Units of the Fund held by all Members.

7.	Administration Servicing Fee

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Servicing Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Fund’s Board of Managers; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at an annual rate of 0.12% for the first $150 million, 0.10% for the next $150 million and 0.08% above $300 million of the Fund’s aggregate assets, with a minimum annual fee of $75,000.

8.	Investment Transactions

For the six months ended March 31, 2012, excluding short-term securities and U.S. Government securities, purchases of investments in Policies amounted to $12,511,329 and there were no sales.  For the six months ended March 31, 2012, there were no purchases or sales of U.S. Government securities.

9.	Subsequent Events

One of the insured’s who’s life insurance policy is held by the Fund passed away on April 12, 2012, and as a result the Fund recorded proceeds of $10,917,551, which is comprised of the net death benefit of $10,905,880, plus interest earned from the due date through the payment date of $11,671.

On April 25, 2012, the Advisor and City National Bank (“City National”) announced that they had reached an agreement pursuant to which City National will acquire 100% of the issued and outstanding stock of the Advisor’s Parent Company.  This transaction (the “Transaction”) is expected to be completed on or about June 30, 2012 (“Closing Date”).

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

9.    Subsequent Events (continued)

Following the Closing Date, the Advisor, together with certain other companies that, currently, are also wholly-owned by the Advisor’s parent company, will continue to conduct their businesses as wholly-owned subsidiaries of City National.  While the Transaction is expected to close on the Closing Date, consummation of the Transaction is contingent on the satisfaction of several conditions.

Management has evaluated the impact of this subsequent event and determined it will not have a material impact on the Fund’s financial statements.

Rochdale Alternative Total Return Fund LLC

Financial Highlights

	Six Months Ended March 31, 2012 (1)		Period January 4, 2011(commencement of operations) to September 30, 2011
PER UNIT OPERATING PERFORMANCE
Net Asset Value, beginning of period	$1,020.49		$1,000.00

Income (loss) from investment operations
Net investment loss (2)	(16.49)		(38.64)
Net realized gain from investment transactions	-		53.89
Changes to fair value for life settlement contracts, net of premiums paid and continuing costs (3)	59.30		5.24
Total from investment operations	42.81		20.49

Net asset value, end of period	$1,063.30		$1,020.49

TOTAL RETURN - NET	4.20	%(4)	2.05	%(4)

RATIOS/SUPPLEMENTAL DATA

Members’ Capital, end of period ($000’s)	$36,495		$29,669

Portfolio Turnover	0.00	%(4)	15.52	%(4)

Ratio of Net Investment Loss to Average Net Assets	(3.18	%)(5)	(5.88	%)(5)

Ratio of Expenses to Average Net Assets	3.18	%(5)	5.91	%(5)

(1)	Unaudited.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Represents premiums paid and changes to fair value for life settlement contracts in accordance with the fair value method of accounting.
(4)	Not Annualized.
(5)	Annualized.

Total return is calculated for all Members taken as a whole and an individual Member’s return may vary from these Fund returns based on the timing of capital transactions.

The ratios are calculated for all Members taken as a whole and excludes policy-related expenses. The computation of such ratios assessed to an individual Member’s capital may vary from these ratios based on the timing of capital transactions.

The net investment loss ratio does not reflect the effects of any incentive allocation.

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Additional Information

Proxy Voting Policies and Procedures

You may obtain a description of the Fund’s proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities without charge, upon request, by contacting the Fund directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Fund will file its complete schedule of portfolio holdings with the SEC at the end of the first and third fiscal quarters on Form N-Q within sixty days of the end of the quarter to which it relates.  The Fund’s Forms N-Q will be available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of managers.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during this period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Rochdale Alternative Total Return Fund LLC

By (Signature and Title)     /s/ Garrett R. D’Alessandro
                                                     Garrett R. D’Alessandro, President

Date               6/11/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ Garrett R. D’Alessandro
                                                     Garrett R. D’Alessandro, President

Date               6/11/12

By (Signature and Title)      /s/ William O’Donnell
                                                      William O’Donnell, Treasurer

Date               6/05/12